Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-D

KEY PERFORMANCE FACTORS
October 31, 1996



        Expected B Maturity                                       05/15/01


        Blended Coupon                               5.5658%



        Excess Protection Level
          3 Month Average   5.44%
          October, 1996   5.26%
          September, 1996   5.34%
          August, 1996   5.72%


        Cash Yield                                  16.74%


        Investor Charge Offs                         3.73%


        Base Rate                                    7.75%


        Over 35 Day Delinquency                      4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $21,339,637,968.33


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $2,967,710,449.84